                                                                    EXHIBIT 10.1

                               KAYDON CORPORATION

                                  $170,000,000

         4.0% CONTINGENT CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2023


                               PURCHASE AGREEMENT
                                                                   May 20, 2003

DEUTSCHE BANK SECURITIES INC.
BANC ONE CAPITAL MARKETS, INC.
SUNTRUST CAPITAL MARKETS, INC.
c/o Deutsche Bank Securities Inc.
31 West 52nd Street
New York, New York 10019

Ladies and Gentlemen:

                 Kaydon Corporation ("Kaydon"), a Delaware corporation, hereby confirms its agreement with Deutsche Bank Securities Inc. ("DBS"), Banc One Capital Markets, Inc. and SunTrust Capital Markets, Inc. (each an "Initial Purchaser" and together, the "Initial Purchasers"), as set forth below.

                 1. The Notes. Subject to the terms and conditions herein contained, Kaydon proposes to issue and sell to the Initial Purchasers $170,000,000 aggregate principal amount of Kaydon's 4.0% Contingent Convertible Senior Subordinated Notes due 2023 (the "Firm Notes"). Kaydon also proposes to issue and sell to the Initial Purchasers at the Initial Purchasers' option an additional $30,000,000 aggregate principal amount of its 4.0% Contingent Convertible Senior Subordinated Notes due 2023 (the "Option Notes" and together with the Firm Notes, the "Notes"). The Notes are to be issued pursuant to the terms of an Indenture (the "Indenture") between Kaydon and National City Bank of Michigan/Illinois, as trustee (the "Trustee").

                 The Notes will be offered and sold to you without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance on exemptions therefrom.

                 In connection with the sale of the Notes, Kaydon has prepared a final offering memorandum, dated May 20, 2003 (including Appendix A thereto and the information incorporated by reference therein, the "Memorandum"), setting forth or incorporating a description of the terms of the Notes, the terms of the offering of the Notes, a description of Kaydon and any material developments relating to Kaydon occurring after the date of the most recent historical financial statements, if any, included or incorporated therein. Kaydon hereby confirms that it has authorized the use of the Memorandum, and any amendment or supplement thereto, in connection with the resale of the Notes by the Initial Purchasers.



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                 Kaydon understands that the Initial Purchasers propose to make an offering of the Notes only on the terms and in the manner set forth in the Memorandum and Section 8 hereof as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers" or "QIBs") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A.

                 The Notes are convertible into shares of common stock, par value $.10 per share (the "Common Stock"), of Kaydon. The Initial Purchasers and the direct and indirect transferees of the Notes will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), to be dated as of the Closing Date (as defined in Section 3 below), pursuant to which Kaydon will agree, among other things, to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Notes and the shares of Common Stock issuable upon conversion of the Notes under the Act.

                 2. Representations and Warranties of Kaydon. Kaydon represents and warrants to and agrees with the Initial Purchasers that:

                 (a) Neither the Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date or the relevant Option Closing Date (as defined in Section 3 below), as the case may be, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchasers or to their resale of the Notes furnished to Kaydon in writing by the Initial Purchasers expressly for use in the Memorandum or any amendment or supplement thereto, it being understood and agreed that the only such information is that as described in Section 9(b) hereof.

                 (b) Kaydon has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate or other power and authority to own or lease its properties and conduct its business as described or incorporated by reference in the Memorandum and as being conducted as of the date of this Agreement. Each of the Subsidiaries (as defined below) has been duly organized and is validly existing as a corporation, limited liability company or partnership, as applicable, in good standing or active status under the laws of the jurisdiction of its incorporation or formation, with corporate or other power and authority to own or lease its properties and conduct its business as described or incorporated by reference in the Memorandum and as being conducted as of the date of this Agreement. Each of Kaydon and the Subsidiaries is duly qualified to transact business and in good standing in all jurisdictions in which it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified or to be in good standing would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, of Kaydon and the Subsidiaries taken as a whole or the business, management, properties, assets, rights, operations or prospects of Kaydon and the


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Subsidiaries taken as a whole (a "Material Adverse Effect"). The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by Kaydon or another Subsidiary (except (i) to the extent set forth as "minority interests" on the consolidated balance sheet of Kaydon and (ii) for director qualifying shares) free and clear of all liens, encumbrances, equities, claims and restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding. None of the outstanding shares of capital stock of the Subsidiaries was issued in violation of any preemptive or similar rights of any security holder of such Subsidiary or any federal or state securities laws. For purposes of this Agreement, a "Subsidiary" means those direct or indirect "significant subsidiaries" of Kaydon within the meaning of Rule 1-02(w) of the Commission's Regulation S-X and set forth on Schedule 2(b) attached hereto.

                 (c) The information set forth under the caption "Capitalization" in the Memorandum is true and correct as of its date. The outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable and no preemptive rights of stockholders exist with respect to the capital stock or any other securities of Kaydon or the issue and sale thereof. None of the outstanding shares of capital stock of Kaydon was issued in violation of any preemptive or similar rights of any security holder of Kaydon or any federal or state securities laws. The shares of Common Stock to be issued upon conversion of the Notes have been duly authorized and reserved, and when issued upon conversion of the Notes will be validly issued, fully paid and non-assessable; no preemptive rights of stockholders exist with respect to any of the shares of Common Stock to be issued upon conversion of the Notes. Except as set forth or incorporated by reference in the Memorandum, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to Kaydon's certificate of incorporation, by-laws or any agreement or other instrument to which Kaydon is a party or by which Kaydon is bound, or, to the knowledge of Kaydon, to which any stockholder is a party or by which any stockholder is bound. Neither the offering or sale of the Notes nor the filing of the Registration Statement as contemplated by this Agreement gives rise or shall give rise to any rights, other than those that have been waived or satisfied, for or relating to the registration of any securities of Kaydon.

                 (d) Kaydon has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Notes. The Notes, when issued, shall be in the form contemplated by the Indenture. The Notes have each been duly and validly authorized by Kaydon and, when executed and issued by Kaydon and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, shall have been duly executed, issued and delivered and shall constitute valid and legally binding obligations of Kaydon (assuming the due authorization, execution and delivery of the Indenture by the Trustee and the due authorization and delivery of the Notes by the Trustee in accordance with the Indenture), entitled to the benefits of the Indenture, and enforceable against Kaydon in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the

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discretion of the court before which any proceeding therefor may be brought
(regardless of whether such enforcement is considered in a proceeding in equity or at law).

                 (e) Kaydon has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture will be duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The Indenture has been duly and validly authorized by Kaydon, and, when duly executed and delivered by Kaydon (assuming the due authorization, execution and delivery by the Trustee), will have been duly executed and delivered and will constitute a valid and legally binding agreement of Kaydon, enforceable against Kaydon in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                 (f) Each of the Indenture, the Notes, the Registration Rights Agreement and the Common Stock conforms in all material respects to the description thereof contained or incorporated by reference in the Memorandum.

                 (g) Kaydon has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by Kaydon and, when executed and delivered by Kaydon (assuming due authorization, execution and delivery by the Initial Purchasers), will have been duly executed and delivered and will constitute a valid and legally binding agreement of Kaydon, enforceable against Kaydon in accordance with its terms, except that (i) the enforcement thereof may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (ii) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

                 (h) Kaydon has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by Kaydon of the transactions contemplated hereby have been duly and validly authorized by Kaydon. This Agreement has been duly executed and delivered by Kaydon and (assuming the due authorization, execution and delivery of this Agreement by the Initial Purchasers) is a valid and legally binding agreement of Kaydon.

                 (i) The consolidated financial statements of Kaydon and the Subsidiaries, together with related notes and schedules, set forth or incorporated by reference in the Memorandum present fairly the financial position and the results of operations, stockholders' equity and cash flows of Kaydon and the consolidated Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the

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periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Memorandum presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of Kaydon. The pro forma financial statements and other pro forma financial information included or incorporated by reference in the Memorandum present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of Kaydon, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                 (j) Ernst & Young LLP, who has certified certain of the financial statements of Kaydon as set forth in its reports incorporated by reference in the Memorandum, is an independent public accountant as required by the Act and the applicable rules and regulations thereunder.

                 (k) There is no action, suit, claim or proceeding pending or, to the knowledge of Kaydon, threatened against or affecting Kaydon or any of the Subsidiaries before any court or administrative agency, domestic or foreign, or otherwise which if determined adversely to Kaydon or any of its Subsidiaries might result in a Material Adverse Effect or might prevent the consummation of the transactions contemplated hereby or in the Indenture, the Notes or the Registration Rights Agreement, except as set forth or incorporated by reference in the Memorandum.

                 (l) Each of Kaydon and the Subsidiaries has good and marketable title to all of the properties and assets described or incorporated by reference in the Memorandum, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except as described or incorporated by reference in the Memorandum or which are not material in amount. Each of Kaydon and the Subsidiaries occupy its leased properties under valid and binding leases or subleases conforming in all material respects to the description thereof set forth or incorporated by reference in the Memorandum and no default by Kaydon or such Subsidiary, as the case may be, has occurred or is continuing thereunder which would reasonably be expected to result in a Material Adverse Effect. Neither Kaydon nor any of the Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of Kaydon or any of the Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of Kaydon or any of the Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease.

                 (m) Kaydon and the Subsidiaries have timely filed all federal, state, local and foreign tax returns that have been required to be filed (taking into account any applicable extensions) and have paid all taxes indicated by said returns and all assessments received by them or any of them through the date hereof, as of the Closing Date and the relevant Option Closing Date, as the case may be, to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve for accrual has been established in accordance with generally accepted accounting principles. All tax liabilities (including those being contested in good faith) of Kaydon and the Subsidiaries have been adequately provided for

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in the consolidated financial statements of Kaydon, and Kaydon does not know of any actual or proposed additional material tax assessments.

                 (n) Since the respective dates as of which information is given or incorporated by reference in the Memorandum, (i) there has not been any material adverse change or, to the knowledge of Kaydon, any development involving a prospective material adverse change in or otherwise materially affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of Kaydon and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, (ii) there has not been any material transaction entered into or any material transaction that is probable of being entered into by Kaydon or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Memorandum, (iii) there has not been any change in the capital stock or long-term indebtedness of Kaydon or any of the Subsidiaries that is material to the business, condition (financial or other) or results of operations or prospects of Kaydon and the Subsidiaries and
(iv) there has been no dividend or distribution of any kind declared, paid or made by Kaydon or any of the Subsidiaries on any class of their capital stock. Kaydon and the Subsidiaries have no material liabilities or obligations, direct or contingent, that are not disclosed in Kaydon's financial statements that are incorporated by reference in the Memorandum.


                 (o) Neither Kaydon nor any of the Subsidiaries is, or with the giving of notice or lapse of time or both will be, in violation of or in default under its certificate of incorporation or by-laws or other comparable documents or under any agreement, lease, contract, indenture or other instrument or obligation to which Kaydon or any of the Subsidiaries is a party or by which any of them, or any of their properties, is bound, in any such case which would reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance of this Agreement, the Indenture, the Notes and the Registration Rights Agreement, the issuance and sale of the Notes to the Initial Purchasers by Kaydon pursuant to this Agreement, the issuance by Kaydon of the shares of Common Stock issuable upon conversion of the Notes and the consummation of the transactions herein and therein contemplated and the fulfillment of the terms hereof and thereof shall not conflict with or result in a breach of any of the terms or provisions of, or constitute a default or Repayment Event (as defined below) under (or an event that with the giving of notice or lapse of time or both would constitute a default or Repayment Event under), or result in the imposition or creation of (or the obligation to create or impose) a lien, charge or encumbrance on any property or assets of Kaydon or any Subsidiary with respect to, (i) the certificate of incorporation or by-laws or other comparable documents of Kaydon or any Subsidiary or (ii) except as would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect, any statute, agreement or instrument to which Kaydon or any of the Subsidiaries is a party or by which any of them is bound or to which any of their properties is subject (assuming Kaydon uses the proceeds of the issuance and sale of the Notes as described in the Memorandum), or (iii) any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over Kaydon or any of the Subsidiaries or any of their properties. As used in this Agreement, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by Kaydon or any of the Subsidiaries.


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                 (p)      Each approval, consent, order, authorization,
designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by Kaydon of this Agreement, the Indenture, the Notes and the Registration Rights Agreement, the consummation of the transactions herein contemplated and the application of the proceeds from the issuance and sale of the Notes has been obtained or made and is in full force and effect, except for (i) the qualification of the Indenture under the Trust Indenture Act and compliance with state securities or "Blue Sky" laws, in each case as contemplated by the Registration Rights Agreement and (ii) such additional steps as may be necessary to qualify the Notes for offering by the Initial Purchasers under state securities or "Blue Sky" laws.

                 (q) Each of Kaydon and the Subsidiaries now holds and at the Closing Date and the relevant Option Closing Date, as the case may be, will hold all licenses, certificates, approvals, consents, permits and other authorizations, except those for which the failure of which to hold would not reasonably be expected to have a Material Adverse Effect (collectively, "Permits") from all federal, state, foreign and other governmental or regulatory authorities that are necessary to the conduct of its businesses as such business is currently conducted and as described in the Memorandum, and has fulfilled and performed in all material respects its obligations with respect to the Permit. All such Permits are valid and in full force and effect, except where the invalidity of such Permit or the failure of such Permit to be in full force and effect would not reasonably be expected to have a Material Adverse Effect (and there is no proceeding pending or, to the knowledge of Kaydon, threatened which may cause any such Permit to be withdrawn, cancelled, suspended or not renewed which would reasonably be expected to have a Material Adverse Effect).

                 (r) Except as set forth or incorporated by reference in the Memorandum or for which the failure to possess would not, individually or in the aggregate, result in a Material Adverse Effect, each of Kaydon and the Subsidiaries owns or possesses adequate rights to use all material designs, patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of the business of Kaydon and the Subsidiaries as currently carried on and as described or incorporated by reference in the Memorandum ("Intellectual Property Rights"). Except as stated or incorporated by reference in the Memorandum or for which the failure to possess would not, individually or in the aggregate, result in a Material Adverse Effect, (i) no name that Kaydon or any of the Subsidiaries uses and no other aspect of the business of Kaydon or any of the Subsidiaries involves or gives rise to, or will involve or give rise to, any infringement of, or license or similar fees for, the Intellectual Property Rights or other similar rights of others material to the business or prospects of Kaydon or the Subsidiaries and neither Kaydon nor any of the Subsidiaries has received any notice alleging any such infringement or fee, (ii) neither Kaydon nor any of the Subsidiaries is under any obligation to pay any material third-party royalties or fees of any kind whatsoever with respect to the Intellectual Property Rights developed, employed or used in Kaydon's or any Subsidiaries' business as currently conducted and as proposed to be conducted as discussed or incorporated by reference in the Memorandum, (iii) there is no pending or, to Kaydon's knowledge, threatened action, suit, proceeding or claim by others challenging Kaydon's or any Subsidiaries' rights to the Intellectual Property Rights, (iv) there is no pending or, to Kaydon's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such


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Intellectual Property Rights, and (v) there is no pending or, to Kaydon's knowledge, threatened action, suit, proceeding or claim by others that Kaydon or any of the Subsidiaries infringes or otherwise violates any patent, trademark, service mark, trade name, trademark registrations, service mark registrations, copyrights, licenses, inventions or trade secrets or other proprietary rights of others. To Kaydon's knowledge, none of the Intellectual Property Rights licensed to or by Kaydon or any of the Subsidiaries is unenforceable or invalid; and Kaydon is not aware of the granting rights of third parties to, or conflicting with, any Intellectual Property Rights owned by Kaydon or any of the Subsidiaries.

                 (s) To Kaydon's knowledge, there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property Rights described or incorporated by reference in the Memorandum as being owned or licensed to Kaydon or any of the Subsidiaries or that interferes with the issued or pending claims of any such Intellectual Property Rights that would be reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect. Kaydon is unaware of any prior art that may render any U.S. patent held by Kaydon or any of the Subsidiaries invalid or any U.S. patent application held by Kaydon or the Subsidiaries unpatentable which has not been disclosed to the U.S. Patent and Trademark Office and which would be reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect.

                 (t) Neither Kaydon, nor to Kaydon's knowledge, any of its affiliates, has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes. Kaydon acknowledges that the Initial Purchasers may engage in stabilizing transactions in the Notes in accordance with Regulation M under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                 (u) Neither Kaydon nor any Subsidiary is, and after giving effect to the offering and sale of the Notes and the application of the proceeds as described in the Memorandum will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder.

                 (v) Kaydon and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (w) Neither Kaydon nor any of the Subsidiaries nor any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Notes to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date and the relevant Option Closing Date.

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                 (x)      Except as described or incorporated by reference in
the Memorandum or as would not have a Material Adverse Effect, (i) each of Kaydon and the Subsidiaries is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (ii) each of Kaydon and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law to conduct their respective businesses, and is and has at all times since their issuance been in compliance with all Permits required under any applicable Environmental Laws and each such filing, notice and Permit is in full force and effect, (iii) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of Kaydon, threatened against Kaydon or any Subsidiary under any Environmental Law, (iv) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by Kaydon or any Subsidiary, (v) neither Kaydon nor any Subsidiary has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state or foreign law, (vi) no property or facility of Kaydon or any Subsidiary is (A) listed or, to the knowledge of Kaydon, proposed for listing on the National Priorities List under CERCLA or (B) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any foreign, federal, state or local governmental authority and (vii) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit, or proceeding by any private or governmental body or agency, against or affecting Kaydon or any of the Subsidiaries relating to Environmental Laws.

                 For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state, foreign and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and
(iii) underground and aboveground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom.

                 (y) Kaydon and the Subsidiaries have not incurred any costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or Permits or any potential liabilities to third parties) which are ongoing and which would reasonably be expected to have a Material Adverse Effect.

                 (z) There is no strike, labor dispute, slowdown or work stoppage with the employees of Kaydon or the Subsidiaries that is pending or, to the knowledge of Kaydon, threatened, that would have a Material Adverse Effect. Neither Kaydon nor any of the Subsidiaries is aware of any existing or imminent labor disturbance by the employees of any of Kaydon's or any of the Subsidiaries' principal suppliers, manufacturers, customers or


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contractors, which, in either case, would reasonably be expected to result in a
Material Adverse Effect.

                 (aa) Kaydon and the Subsidiaries carry, or are covered by, insurance with insurers of nationally recognized reputation in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar industries, and all such insurance is in full force and effect.

                 (bb) Each of Kaydon and the Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which Kaydon or any Subsidiary would have any liability; Kaydon and the Subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which Kaydon or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                 (cc) Neither Kaydon nor any of its Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any "security" (as defined in the Act) which is or could be integrated with the sale of the Notes in a manner that would require the registration under the Act of the Notes or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

                 (dd) Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by this Agreement to register any of the Notes under the Act or to qualify the Indenture under the Trust Indenture Act.

                 (ee) The Notes are not of the same class (within the meaning of Rule 144A) as any class of Kaydon's securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

                 (ff) Except as disclosed in the Memorandum or as incorporated by reference in Kaydon's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, there are no business relationships or related party transactions which would be required to be disclosed in a registration statement under the Act by Item 404 of Regulation S-K of the Commission, and each business relationship or related party transaction described in the Memorandum is a fair and accurate description of the relationships and transactions so described in all material respects.

                 (gg) Except as described in or contemplated by the Memorandum or in documents incorporated by reference therein, there are no outstanding securities of Kaydon convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of Kaydon and there are no outstanding or authorized options, warrants or rights of any character obligating Kaydon to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock.

                 (hh) Kaydon is subject to and in compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act and is eligible to file a Registration Statement on Form S-3. Each document filed, or to be filed prior to the closing of transactions contemplated by this Agreement, by Kaydon pursuant to the Exchange Act and incorporated, or to be incorporated, by reference in the Memorandum (or any amendment or supplement thereto) at the time filed with the Commission conformed, or will conform, in all material respects with the Exchange Act and the applicable rules and regulations thereunder, and, when read together and with the other information in the Memorandum and as such documents may be modified or superseded by the Memorandum, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

                 (ii) The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

                 (jj) To Kaydon's knowledge, there are no affiliations or associations between any member of the NASD and any of Kaydon's officers, directors or 5% or greater security holders, except as set forth or incorporated by reference in the Memorandum.

                 (kk) Except as set forth or incorporated by reference in the Memorandum, there are no contracts, agreements or understandings between Kaydon and any person that would give rise to a valid claim against Kaydon or any Initial Purchaser for a brokerage commission, finder's fee or other like payment.

        Any certificate signed by any officer of Kaydon and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by Kaydon to the Initial Purchasers as to the matters covered thereby.

                 3.       Purchase, Sale and Delivery of the Notes.

                 (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, Kaydon agrees to issue and sell to each Initial Purchaser, and each of the Initial Purchasers agrees severally but not jointly to purchase from Kaydon, the aggregate principal amount of Firm Notes set forth opposite such Initial Purchaser's name on Schedule I attached hereto, at a purchase price of 97.0% of their principal amount. Each Note will be convertible into shares of Common Stock at the conversion price set forth in the Notes (the "Conversion Price"), which Conversion Price is subject to adjustment upon the occurrence of certain events as provided in the Notes and the

Indenture. One or more global securities representing the Firm Notes shall be registered by the Trustee in the name of the nominee of The Depository Trust Company ("DTC"), Cede & Co., credited to the accounts of such of its participants as the Initial Purchasers shall request, upon notice to Kaydon at least 48 hours prior to the Closing Date (as defined below), with any transfer taxes payable in connection with the transfer of the Notes to the Initial Purchasers duly paid, and deposited with the Trustee as custodian for DTC on the Closing Date, against payment by or on behalf of the Initial Purchasers to the account of Kaydon of the aggregate purchase price therefor by wire transfer in immediately available funds. Delivery of and payment for the Firm Notes shall be made at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, at 9:30 A.M., New York City time, on May 23, 2003, or at such other place, time or date not later than five business days (as defined below) thereafter as the Initial Purchasers and Kaydon may agree upon. Such time and date of delivery against payment are herein referred to as the "Closing Date." As used herein, "business day" means a day on which The New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.

                 (b) In addition, on the basis of the representations, warranties, and covenants herein contained, and subject to the terms and conditions herein set forth, Kaydon hereby grants an option, exercisable in whole or from time to time, to the several Initial Purchasers to purchase the Option Notes at a purchase price of 97.0% of the principal amount of the Option Notes being purchased by the Initial Purchasers, plus accrued interest, if any, from May 23, 2003 to the relevant Option Closing Date (as defined below). The Option Notes may be purchased in whole or in part (on not more than three occasions) (i) on the Closing Date or (ii) within 13 days after the Closing Date, in either case by Deutsche Bank Securities Inc. delivering prior written notice to Kaydon setting forth the aggregate principal amount of Option Notes as to which the several Initial Purchasers are exercising the option and the time and date for delivery of and payment for such Option Notes. The time and date for delivery of and payment for such Option Notes shall be determined by the Initial Purchasers but shall not be earlier than three nor later than 10 full business days after delivery of notice of the Initial Purchasers' election to exercise the option, nor in any event prior to the Closing Date or later than 13 days following the Closing Date (each such time and date being herein referred to as an "Option Closing Date"). If a date of exercise of the option is two or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The Initial Purchasers may cancel such option at any time prior to its expiration by giving written notice of such cancellation to Kaydon. The aggregate principal amount of Option Notes to be purchased by each Initial Purchaser shall be in the same proportion to the total aggregate principal amount of Option Notes being purchased as the aggregate principal amount of Firm Notes being purchased by such Initial Purchaser bears to $170,000,000 adjusted by the Initial Purchasers in such manner as to provide denominations of principal amount of $1,000 or integral multiples thereof. To the extent, if any, that the option is exercised, payment of the purchase price for the Option Notes shall be made on the relevant Option Closing Date to the account of Kaydon by wire transfer in immediately available funds.

                 4.       Offering by the Initial Purchasers.

                 (a) It is understood that each of the Initial Purchasers will offer and sell the Notes in accordance with this Section as soon as it deems it advisable to do so. The Notes are to be initially offered at the offering price set forth in the Memorandum. The Initial Purchasers may from time to time thereafter change the price and other selling terms.

                 (b) Each Initial Purchaser severally represents and agrees that neither it nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act).

                 (c) Each Initial Purchaser also severally represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution or delivery of the Notes, except with its affiliates or with the prior written consent of Kaydon.

                 5. Covenants of Kaydon. Kaydon covenants and agrees with the Initial Purchasers that:

                 (a) Kaydon will cooperate with the Initial Purchasers in arranging for the qualification of the Notes for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchasers may designate and will continue such qualification in effect for as long as may be necessary to complete the resale of the Notes by the Initial Purchasers; provided, however, that in connection therewith Kaydon shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                 (b) If, at any time prior to the completion of the resale of the Notes by the Initial Purchasers, any event occurs or information becomes known as a result of which the Memorandum as then amended or supplemented would include an untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Memorandum in order to comply with applicable law, Kaydon will promptly notify the Initial Purchasers thereof and will prepare, at Kaydon's expense, an amendment or supplement to the Memorandum that corrects such statement or omission or effects such compliance.

                 (c) Kaydon will, as promptly as practicable, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of the Memorandum, any documents incorporated by reference therein and any amendment or supplement thereto as the Initial Purchasers may reasonably request.

                 (d) Kaydon shall apply the net proceeds from the sale of the Notes as set forth under "Use of Proceeds" in the Memorandum.

                 (e) For so long as any Notes remain outstanding, Kaydon will furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by Kaydon to the Trustee or the holders of the Notes and, as soon as available, copies of any reports or financial statements filed by Kaydon with the Commission or furnished to any national securities exchange on which any class of securities of Kaydon may be listed.

                 (f) Neither Kaydon nor any of its Affiliates (as defined in Rule 501(b) of Regulation D under the Act) will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) that could be integrated with the sale of the Notes in a manner that would require the registration under the Act of the Notes.

                 (g) Kaydon will furnish to the Initial Purchasers a copy of each proposed amendment or supplement to the Memorandum, and not use any such proposed amendment or supplement to which the Initial Purchasers reasonably object in writing; after the date hereof and prior to the completion of the distribution of the Notes by the Initial Purchasers (as determined by the Initial Purchasers), Kaydon will not file any document under the Exchange Act which is incorporated by reference in the Memorandum, in each case unless the Initial Purchasers previously have been advised of, and furnished with a copy within a reasonable period of time prior to, the proposed filing. Kaydon will advise the Initial Purchasers of the time when any amendment or supplement to the Memorandum has been made or when any document filed under the Exchange Act which is incorporated by reference in the Memorandum has been filed with the Commission and will provide evidence satisfactory to the Initial Purchasers of each such amendment, supplement or filing.

                 (h) No offering, sale, short sale or other disposition of any shares of Common Stock or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such) will be made for a period of 90 days after the date of the Offering Memorandum, directly or indirectly, by Kaydon otherwise than hereunder or with the prior written consent of the Initial Purchasers. The foregoing sentence shall not apply to the issuance by Kaydon of any shares of Common Stock upon (i) the exercise of outstanding options or options issued pursuant to Kaydon's existing stock option or other equity incentive plans, described or incorporated by reference in the Memorandum or (ii) the conversion of the Notes.

                 (i) Kaydon shall have caused each of its directors and senior officers that owns securities of Kaydon to furnish to the Initial Purchasers, on or prior to the date of this Agreement, a letter or letters, in form and substance satisfactory to the Initial Purchasers, pursuant to which each such person shall agree not to offer, sell, sell short or otherwise dispose of any shares of Common Stock or other capital stock of Kaydon, or any other securities convertible, exchangeable or exercisable for shares of Common Stock or derivative of Common Stock owned by such person or request the registration for the offer or sale of any of the foregoing (or as to which such person has the right to direct the disposition of) for a period of 90 days after the date of the Memorandum, directly or indirectly, except with the prior written consent of the Initial Purchasers or except as permitted by the terms of such letter ("Lockup Agreements").

                 (j) Kaydon will not, nor will it permit any of its Affiliates (as defined in Rule 501(b) under the Act) to, during the two-year period following the Closing Date, resell any Notes that have been acquired by any of them.

                 (k) Except as contemplated by the Registration Rights Agreement, neither Kaydon, nor any of its respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act), nor any authorized person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Notes or the shares of Common Stock issuable upon conversion thereof under the Act.

                 (l) Neither Kaydon nor any of its respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act), nor any person acting on its or their behalf will engage in any form of general solicitation or general advertising (as those terms are used in Rule 502(c) under the Act) in connection with any offer or sale of the Notes in the United States.

                 (m) So long as any of the Notes or the shares of Common Stock issuable upon conversion thereof are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, Kaydon will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

                 (n) Kaydon will cooperate with the Initial Purchasers and use all reasonable efforts to (i) permit the Notes to be eligible for clearance and settlement through the facilities of DTC and such other clearance and settlement systems that the Initial Purchasers may designate and (ii) arrange to have the Notes be designated as PORTAL-eligible securities in accordance with the rules and regulations of the NASD relating to the PORTAL Market.

                 (o) Kaydon will use all reasonable efforts to cause the shares of Common Stock issuable upon conversion of the Notes to be duly authorized for listing by The New York Stock Exchange on or prior to the Closing Date and ensure that the shares of Common Stock issuable upon conversion of the Notes remain authorized for listing following the Closing Date.

                 (p) Kaydon will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or could reasonably be expected to constitute, the unlawful stabilization or manipulation of the price of any securities of Kaydon.

                 (q) For as long as any Notes remain outstanding, Kaydon shall take such steps as shall be necessary to ensure that neither Kaydon nor any subsidiary of Kaydon shall become an "investment company" within the meaning of the Investment Company Act and the rules and regulations thereunder if Kaydon's becoming an investment company would affect the ability of Kaydon to perform any of its obligations with regard to the Notes or would affect any holder's rights with regard to the Notes or restrict any holder's ability to transfer the Notes.

                 6. Expenses. Kaydon agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to: (i) the printing, word processing or other production of documents with respect to such transactions, including any costs of printing the Memorandum and any amendments or supplements thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by Kaydon, (iv) the preparation (including printing), issuance and delivery to the Initial Purchasers of the Notes, (v) the qualification of the Notes under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto, (vi) the expenses of Kaydon in connection with any meetings with prospective investors in the Notes, (vii) the fees and expenses of the Trustee, including fees and expenses of its counsel,
(viii) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTAL Market, (ix) the listing fee of The New York Stock Exchange and (x) any fees charged by investment rating agencies for the rating of the Notes. If the issuance and sale of the Notes provided for herein is not consummated because any condition to the obligation of the Initial Purchasers set forth in Section 7 hereof is not satisfied (other than solely by reason of a default by the Initial Purchasers of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), because this Agreement is terminated pursuant to Sections 11(a)(i) and 11(a)(vii) hereof or because of any failure, refusal or inability on the part of Kaydon to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchasers of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), Kaydon will promptly reimburse the Initial Purchasers upon demand for reasonable out-of-pocket expenses (including fees, disbursements and charges of Willkie Farr & Gallagher, counsel for the Initial Purchasers) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Notes but Kaydon shall not in any event be liable to any of the Initial Purchasers for damages on account of loss of anticipated profits from the sale by them of the Notes.

                 7. Conditions of the Initial Purchasers' Obligations. The several obligation of the Initial Purchasers to purchase the Firm Notes on the Closing Date and any Option Notes on an Option Closing Date are subject to the accuracy, as of the Closing Date or the relevant Option Closing Date, as the case may be, of the representations and warranties of Kaydon contained herein, and to the performance by Kaydon of its covenants and obligations hereunder and to the following additional conditions (any of which may be waived in writing by the Initial Purchasers):

                 (a) On the Closing Date or the relevant Option Closing Date, as the case may be, the Initial Purchasers shall have received the opinion, dated as of the Closing Date or the relevant Option Closing Date, as the case may be, and addressed to the Initial Purchasers (and stating that it may be relied upon by counsel to the Initial Purchasers), of Dykema Gossett PLLC, counsel for Kaydon, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect that:

                          (i) Each of Kaydon and the Subsidiaries is duly organized, validly existing and, as to Kaydon and the Subsidiaries that are corporations, in good standing under the laws of its jurisdiction of organization, and has all requisite corporate or other power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum. Each of Kaydon and the Subsidiaries is duly qualified to do business and in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a Material Adverse Effect on Kaydon and its Subsidiaries, taken as a whole.

                          (ii) Kaydon has the authorized capital stock as set forth under "Capitalization" in the Memorandum; all of the outstanding shares of Common Stock are fully paid and non-assessable and were not issued in violation of any preemptive or similar rights or any federal or state securities laws; all of the outstanding shares of capital stock of the Subsidiaries are owned by Kaydon or another Subsidiary, to such counsel's knowledge, free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting.

                          (iii) To such counsel's knowledge, except as set forth in the Memorandum or in a document incorporated by reference into the Memorandum, (A) there are no outstanding options, warrants or other rights to purchase from Kaydon or any Subsidiary shares of capital stock or ownership interests in Kaydon or any Subsidiary, (B) there are no outstanding agreements or other obligations of Kaydon or any Subsidiary to issue, or other rights to cause Kaydon or any Subsidiary to convert, any obligation into, or exchange any securities for, shares of capital stock or ownership interests in Kaydon or any Subsidiary and
         (C) no holder of securities of Kaydon or Subsidiary (other than the Notes) is entitled to have such securities registered under a registration statement filed by Kaydon.

                          (iv) Kaydon has all requisite corporate power and authority to execute, deliver and perform its obligations under the Notes, the Indenture and the Registration Rights Agreement.

                          (v) The Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder. The Indenture has been duly and validly authorized, executed and delivered by Kaydon, and (assuming the due authorization, execution and delivery of the Indenture by the Trustee) constitutes the valid and binding agreement of Kaydon, enforceable against Kaydon in accordance with its terms, except to the extent that the enforcement thereof may be affected by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                          (vi) The Notes are in the form contemplated by the Indenture. The Notes have each been duly and validly authorized, executed and delivered by Kaydon and, when paid for by the Initial Purchasers in accordance with the terms of this Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will constitute the valid and binding obligations of Kaydon, entitled to the benefits of the Indenture and the Registration Rights Agreement, and enforceable against Kaydon in accordance with their terms, except to the extent that the enforcement thereof may be affected by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                          (vii) The Registration Rights Agreement has been duly and validly authorized, executed and delivered by Kaydon, and (assuming due authorization, execution and delivery thereof by the Initial Purchasers) constitutes the valid and binding agreement of Kaydon enforceable against Kaydon in accordance with its terms, except to the extent that (A) the enforcement thereof may be affected by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

                          (viii) Kaydon has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by Kaydon of the transactions contemplated hereby have been duly and validly authorized by Kaydon. This Agreement has been duly executed and delivered by Kaydon.

                          (ix) To such counsel's knowledge, there are (A) no legal or governmental proceedings pending or threatened to which Kaydon or any Subsidiary is a party or to which the property or assets of Kaydon or any Subsidiary is subject which would be required under the Act to be described in a registration statement or in a prospectus and are not described or incorporated by reference in the Memorandum, or which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Notes to be sold hereunder or the consummation of the other transactions described or incorporated by reference in the Memorandum and (B) no contracts, agreements or other documents to which Kaydon or any Subsidiary is a party which would be required under the Act to be described in a registration statement or prospectus and are not described in the Memorandum.

                          (x) To such counsel's knowledge, neither Kaydon nor any Subsidiary is in violation of its certificate of incorporation or by-laws or other comparable organizational documents.

                          (xi) The execution, delivery and performance of this Agreement, the Indenture and the Registration Rights Agreement, and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Notes to the Initial Purchasers) will not conflict with or constitute or result in a breach or a default or Repayment Event under (or an event which with notice or passage of time or both would constitute a default or Repayment Event under), or in the imposition or creation of (or the obligation to create or impose) a lien, charge or encumbrance on any property or assets of Kaydon or any Subsidiary with respect to, (i) the certificate of incorporation or by-laws or other comparable documents of Kaydon or any Subsidiary,
         (ii) except as would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect on Kaydon and the Subsidiaries, taken as a whole, any statute, agreement or instrument to which Kaydon or any of the Subsidiaries is a party or by which any of them is bound or to which any of their properties is subject, or
         (iii) any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over Kaydon or any of the Subsidiaries or any of their properties.

                          (xii) No consent, approval, authorization or order of any governmental authority is required for the issuance and sale by Kaydon of the Notes to the Initial Purchasers or the other transactions contemplated in this Agreement, except (A) as may be required under applicable securities laws in connection with the registration under the Act of the Notes, and the shares of Common Stock issuable upon conversion of the Notes, pursuant to the Registration Rights Agreement and (B) as may be required under state securities or "Blue Sky" laws (as to which such counsel need express no opinion).

                          (xiii) Neither Kaydon nor any of the Subsidiaries is, or immediately after the sale of the Notes to be sold hereunder and the application of the proceeds from such sale (as described in the Memorandum under the caption "Use of Proceeds") will be, an "investment company" or "controlled" by an "investment company" as such terms are defined in the Investment Company Act, and the rules and regulations thereunder.

                          (xiv) No registration under the Act of the Notes is required in connection with the sale of the Notes to the Initial Purchasers as contemplated by this Agreement and the Memorandum or in connection with the initial resale of the Notes by the Initial Purchasers in accordance with Section 8 of this Agreement, the Indenture is not required to be qualified under the Trust Indenture Act, in each case assuming (A) that the purchasers who buy such Notes in the initial resale thereof are QIBs or Accredited Investors, (B) the accuracy of the Initial Purchasers' representations in Section 8 and those of Kaydon contained in this Agreement regarding the absence of a general solicitation in connection with the sale of such Notes to the Initial Purchasers and the initial resale thereof and (C) the due performance by the Initial Purchasers of the agreements set forth in
         Section 8 hereof and the offering and transfer procedures set forth in the Memorandum.

                          (xv) Neither the sale, issuance, execution or delivery of the Notes nor any other transaction contemplated by this Agreement will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                          (xvi)    The statements under the captions
         "Description of Notes," "Description of Capital Stock" and "Notice to Investors; Transfer Restrictions" in the Memorandum or incorporated therein by reference, insofar as such statements constitute a summary of the documents referred to therein or matters of law, provide a fair and accurate summary in all material respects of such documents and matters.

                          (xvii) The shares of Common Stock initially issuable upon conversion of the Notes have been duly authorized and reserved for issuance upon conversion of the Notes by all necessary corporate action of Kaydon and when issued will be validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the shares of Common Stock to be issued upon conversion of the Notes.

                          (xviii) The statements under the caption "Certain U.S. Federal Income Tax Considerations" in the Memorandum, insofar as such statements constitute a summary of matters of U.S. federal tax laws referred to therein, provide a fair and accurate summary in all material respects of such matters under current law.

                 At the time the foregoing opinion is delivered, Dykema Gossett PLLC shall additionally state that it has participated in conferences with officers and other representatives of Kaydon, representatives of the independent public accountants for Kaydon, representatives of the Initial Purchasers and counsel for the Initial Purchasers, at which conferences the contents of the Memorandum and related matters were discussed. Although it has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Memorandum (except to the extent specified in subsection 7(a)(xvii) and 7(a)(xix)), nothing has come to its attention that causes it to believe that the Memorandum, on the date thereof or at the Closing Date or the relevant Option Closing Date, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (it being understood that such firm need express no belief with respect to the financial statements and related notes thereto and the other financial or statistical data included in, or incorporated by reference into, the Memorandum).

                 In rendering its opinion, Dykema Gossett PLLC may state that they express no opinion as to the laws of any jurisdiction other than the federal laws of the United States and the laws of the States of New York and Delaware.

                 (b) The Initial Purchasers shall have received an opinion, dated the Closing Date or the relevant Option Closing Date, as the case may be, of Willkie Farr & Gallagher, counsel for the Initial Purchasers, with respect to certain legal matters relating to this Agreement, and such other related matters as the Initial Purchasers may reasonably require. In rendering such opinion, Willkie Farr & Gallagher shall have received and may rely upon such certificates and other documents and information as they may reasonably request to pass upon such matters.

                 (c) The Initial Purchasers shall have received from Ernst & Young LLP, independent public accountants for Kaydon, comfort letters, dated the date hereof, the Closing Date, and, if applicable, any Option Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers.

                 (d) The representations and warranties of Kaydon contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date or the relevant Option Closing Date, as the case may be; Kaydon shall have performed in all material respects all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the relevant Option Closing Date, as the case may be; and, except as set forth in the Memorandum (exclusive of any amendment or supplement thereto after the date hereof) subsequent to the date of the most recent financial statements in such Memorandum, there shall have been no event or development that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

                 (e) The issuance and sale of the Notes pursuant to this Agreement shall not be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued or any action, suit or proceeding shall have been commenced with respect to this Agreement before any court or governmental authority.

                 (f) The Initial Purchasers shall have received a certificate, dated the Closing Date or the relevant Option Closing Date, as the case may be, signed by Kaydon's chief executive officer and its treasurer to the effect that:

                          (i) The representations and warranties of Kaydon in this Agreement are true and correct in all material respects as if made on and as of the Closing Date or the relevant Option Closing Date, as the case may be, and Kaydon has performed in all material respects all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                          (ii) At the Closing Date or the relevant Option Closing Date, as the case may be, since the date hereof or since the date of the most recent financial statements in, or incorporated by reference in, the Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, would have a Material Adverse Effect;

                          (iii) Such officer has carefully examined the Memorandum; in such officer's opinion and to the best of such officer's knowledge, neither the Memorandum nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                          (iv) Since the date hereof or since the date of which information is given in the Memorandum, except as described in or contemplated by the Memorandum, neither Kaydon nor any of the Subsidiaries has incurred any liabilities or obligations direct or contingent (other than in the ordinary course of business) that are material to Kaydon and the Subsidiaries taken as a whole or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or other) or results of operations or prospects of Kaydon and the Subsidiaries, taken as a whole, and there has not been any change in the capital stock or long-term indebtedness of Kaydon or any of the Subsidiaries that is material to the business, condition (financial or other) or results of operations or prospects of Kaydon and the Subsidiaries at and as of the Closing Date or the relevant Option Closing Date, as the case may be, taken as a whole; and

                          (v) The sale of the Notes hereunder has not been enjoined (temporarily or permanently).

                 (g) On the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement executed by Kaydon and such agreement shall be in full force and effect at all times from and after the Closing Date.

                 (h) The Indenture shall have been duly executed and delivered by Kaydon and the Trustee, and the Notes shall have been duly executed by Kaydon, and the Notes shall have been duly authenticated by the Trustee.

                 (i) On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such further documents, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of Kaydon as they shall have heretofore reasonably requested from Kaydon.

                 (j) The shares of Common Stock issuable upon conversion of the Notes shall have been duly listed, subject to notice of issuance, on The New York Stock Exchange and the Notes shall have been designated as PORTAL-eligible securities.

                 (k) The Lockup Agreements described in Section 5(j) shall be in full force and effect.

                 All such documents, opinions, certificates and schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers. Kaydon shall furnish to the Initial Purchasers such conformed copies of such documents, opinions, certificates and schedules or instruments in such quantities as the Initial Purchasers shall reasonably request.

                 8. Offering of Notes, Restrictions on Transfer. Each of the Initial Purchasers, severally and not jointly, agrees with Kaydon that (i) it has not and will not solicit offers for, or offer or sell, the Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has and will solicit offers for the Notes only from, and will offer and sell the Notes only to in the case of offers inside the United States, persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers or the Initial Purchasers reasonably believe, that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A.

                 9.       Indemnification and Contribution.

                 (a) Kaydon will indemnify and hold harmless each Initial Purchaser, its affiliates, partners, directors, officers, agents, representatives and employees, and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Act and Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser or any such affiliate, partner, director, officer, agent, representative, employee or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in: (i) the Memorandum, or any amendment or supplement thereto, or (ii) any application or other document, or any amendment or supplement thereto, executed by Kaydon or based upon written information furnished by or on behalf of Kaydon filed in any jurisdiction in order to qualify the Notes under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each, an "Application"); or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon Kaydon's failure to perform its obligations under Section 5(b) of this Agreement, and will reimburse each Initial Purchaser and each such affiliate, partner, director, officer, agent, representative, employee and controlling person for any legal or other expenses reasonably incurred by such Initial Purchaser, such affiliate, partner, director, officer, agent, representative, employee and controlling person in connection with investigating or defending appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Kaydon will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information concerning the Initial Purchasers or their resale of the Notes furnished to Kaydon by such Initial Purchaser specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

                 (b) Each Initial Purchaser will, severally and not jointly, indemnify and hold harmless Kaydon, its affiliates, directors, officers, agents, representatives and employees and each person, if any, who controls Kaydon within the meaning of Section 15 of the Act and Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which Kaydon or any such affiliate, director, officer, agent, representative, employee or controlling person may become subject under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to Kaydon by such Initial Purchaser specifically for use therein, and, subject to the limitation set forth immediately preceding this clause, will reimburse, any legal or other expenses reasonably incurred by Kaydon or any such affiliate, director, officer, agent, representative, employee or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the following information in the Memorandum furnished on behalf of each Initial Purchaser: the first sentence of the second paragraph and the eighth and ninth paragraphs under the caption "Plan of Distribution"; provided, however, that the Initial Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon Kaydon's failure to perform its obligations under Section 5(b) of this Agreement.

                 (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to so notify the indemnifying party of substantial rights and defenses shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to so notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault or failure to act by or on behalf of any indemnified party.

                 (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by Kaydon on the one hand and the Initial Purchasers on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Kaydon on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by Kaydon on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by Kaydon bear to the total discounts and commissions received by the Initial Purchasers from Kaydon under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Kaydon or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by it were resold exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Initial Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

                 (e) The obligations of Kaydon under this Section shall be in addition to any liability which Kaydon may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Initial Purchaser within the meaning of the Act or the Exchange Act; and the obligations of the Initial Purchasers under this Section shall be in addition to any liability which the respective Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls Kaydon within the meaning of the Act or the Exchange Act.

                 10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of Kaydon, its officers or directors and the Initial Purchasers set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of Kaydon, any of its officers or directors, the Initial Purchasers or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Notes. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9 and 14 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

                 11.      Termination.

                 (a) This Agreement may be terminated in the sole discretion of DBS by notice to Kaydon given prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only to the Option Notes to be purchased on such Option Closing Date) in the event that Kaydon shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if after the date of this Agreement and at or prior to the Closing Date or the relevant Option Closing Date, as the case may be:

                          (i) either (A) Kaydon or any of the Subsidiaries shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the reasonable judgment of DBS, individually or in the aggregate, has had or has a Material Adverse Effect, (B) there shall have been any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of Kaydon and the Subsidiaries taken as one enterprise which, in the reasonable judgment of DBS, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the delivery of the Notes as contemplated by the Memorandum or to enforce contracts for the sale of the Notes, or (C) any downgrading in the rating of any debt securities of Kaydon by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of Kaydon (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that Kaydon has been placed on negative outlook;

                          (ii) trading in securities generally on The New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended, limited or maximum or minimum prices shall have been established on any such exchange or market;

                          (iii) a banking moratorium shall have been declared by New York or United States authorities;

                          (iv) there shall have been (A) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, (B) any declaration of war, an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity, crisis or emergency or
         (C) any change in the political or economic conditions or any material change in the financial markets of the United States or currency exchange rate or exchange controls as would, in the case of (A), (B) or
         (C) above and in the reasonable judgment of DBS, make it impractical or inadvisable to proceed with the completion of the offering or the delivery of the Notes as contemplated by the Memorandum or to enforce contracts for the sale of the Notes;

                          (v) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in DBS's reasonable opinion materially and adversely affects or may materially and adversely affect, individually or in the aggregate, the business or operations of Kaydon;

                          (vi) the occurrence of a material disruption in securities settlement, payment or clearance services in the United States shall have occurred;

                          (vii) the suspension or limitation of trading of the Common Stock by The New York Stock Exchange, the Commission or any other governmental authority; or

                          (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in DBS's reasonable opinion has a material adverse effect on the securities markets in the United States and would make it impractical or inadvisable to market the Notes or to enforce contracts for the sale of the Notes.

                 Termination of this Agreement pursuant to this Section 11(a) shall be without liability of any party to any other party except as provided in
Section 9 hereof.

                 12. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered or telecopied and confirmed in writing to:

                 Deutsche Bank Securities Inc.
                 31 West 52nd Street
                 New York, New York 10019
                 Attention:  Corporate Finance Department

                 with a copy to:

                 Willkie Farr & Gallagher
                 787 Seventh Avenue
                 New York, New York  10019
                 Attention:  Jeffrey R. Poss, Esq.

                 and if sent to Kaydon, shall be mailed, delivered or telecopied and confirmed in writing to Kaydon at:

                 Suite 300, 315 East Eisenhower Parkway
                 Ann Arbor, Michigan  48108
                 Attention:  President

                 with a copy to:

                 Dykema Gossett PLLC
                 400 Renaissance Center
                 Detroit, Michigan  48243
                 Attention:  Paul Rentenbach, Esq.

                 13. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, Kaydon and their respective successors, assigns and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the Initial Purchasers, Kaydon and their respective successors, assigns and legal representatives and for the benefit of no other person except that (i) the indemnities of Kaydon contained in Section 9 of this Agreement shall also be for the benefit of the affiliates, directors, officers, agents, representatives and employees of the Initial Purchasers and any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 9 of this Agreement shall also be for the benefit of the affiliates, directors, officers, agents, representatives and employees of Kaydon and any person or persons who control Kaydon within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of any of the Notes from the Initial Purchasers will be deemed a successor because of such purchase.

                 14. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

                            [Signature page follows]

                 15. Counterparts. This Agreement may be executed in two or more counterparts, including via facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among Kaydon and the Initial Purchasers.

                              Very truly yours,

                              KAYDON CORPORATION

                              By: /S/ BRIAN P. CAMPBELL
                                   Name:  Brian P. Campbell
                                   Title:  President and Chief Executive Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC.

By: /S/ RICHARD W. THALER, SR.
     Name: Richard W. Thaler, Sr.
     Title:  Managing Director

By: /S/ PAUL FREIPORT
     Name: Paul Freiport
     Title: Director

BANC ONE CAPITAL MARKETS, INC.

By: /S/ J.D. CRONIN, JR.
     Name: J.D. Cronin, Jr.
     Title: Managing Director

SUNTRUST CAPITAL MARKETS, INC.

By: /S/ CHARLES W. MILLS
     Name: Charles W. Mills
     Title: Director

                                                                    SCHEDULE I

                         Schedule of Initial Purchasers
                         ------------------------------




                                                 Principal Amount of Firm
Initial Purchaser                                Notes to be Purchased
-----------------                                ---------------------

Deutsche Bank Securities Inc.                    $144,500,000

Banc One Capital Markets, Inc.                   $ 17,000,000

SunTrust Capital Markets, Inc.                   $  8,500,000
                                          ---------------------------------
      Total                                      $170,000,000
                                          =================================